Exhibit 5.7

[LETTERHEAD OF FROST BROWN TODD LLC]

Howard R. Cohen

Member

317.237.3872

May 20, 2016	hcohen@fbtlaw.com

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

6100 Tower Circle, Suite 1000

Franklin, Tennessee 37067

Re:	$390,000,000.00 aggregate principal amount of 6.500% Senior Notes due 2024 by Acadia Healthcare Company, Inc., a Delaware Corporation (“Acadia”), in connection with an exchange offer to be made pursuant to a Registration Statement (“Registration Statement”) to be filed with the Securities and Exchange Commission on or about May 20, 2016, and under an Indenture dated as of February 16, 2016, the obligations of Acadia for Exchange Notes to be guaranteed by the guarantors named therein, including Centerpointe Community Based Services, LLC, an Indiana limited liability company, Options Treatment Center Acquisition Corporation, an Indiana corporation, Resolute Acquisition Corporation, an Indiana corporation, RTC Resource Acquisition Corporation, an Indiana corporation, Success Acquisition, LLC, an Indiana limited liability company, East Indiana Treatment Center, LLC, an Indiana limited liability company, Evansville Treatment Center, LLC, an Indiana limited liability company, Indianapolis Treatment Center, LLC, an Indiana limited liability company, Richmond Treatment Center, LLC, an Indiana limited liability company, and Southern Indiana Treatment Center, LLC, an Indiana limited liability company (such Indiana entities being referred to collectively, as the “Indiana Guarantors”).

Ladies and Gentlemen:

We provide this Opinion Letter to the above-referenced Indiana Guarantors.

201 N. Illinois Street, Suite 1900	P.O. Box 44961	Indianapolis, Indiana 46244-0961	317.237.3800	frostbrowntodd.com
Overnight delivery use zip code 46204
Offices in Indiana, Kentucky, Ohio, Tennessee and West Virginia

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

I.

BACKGROUND

1.1 Engagement. We have acted as special Indiana counsel to Centerpointe Community Based Services, LLC, Options Treatment Center Acquisition Corporation, Resolute Acquisition Corporation, RTC Resource Acquisition Corporation, Success Acquisition, LLC, East Indiana Treatment Center, LLC, Evansville Treatment Center, LLC, Indianapolis Treatment Center, LLC, Richmond Treatment Center, LLC and Southern Indiana Treatment Center, LLC, in connection with the proposed guarantee from each of them, along with the other guarantors under the Indenture (as hereinafter defined), of $390,000,000 in aggregate principal amount of 6.500% Senior Notes due 2024 (the “Exchange Notes”) to be issued by Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), in connection with an exchange offer to be made pursuant to a Registration Statement on Form S-4 (such Registration Statement, as supplemented or amended, is hereinafter referred to as the “Registration Statement”), to be filed with the Securities and Exchange Commission (the “Commission”) on or about May 20, 2016, under the Securities Act of 1933, as amended (the “Securities Act”). The obligations of the Company under the Exchange Notes will be guaranteed by the Indiana Guarantors (the “Guarantees”), along with other guarantors. The Exchange Notes and the Guarantees are to be issued pursuant to an Indenture, dated as of February 16, 2016 (the “Indenture”), among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the transactions being referred to herein as the “Transaction”).

1.2 Transaction Documents. In connection with issuing this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purposes of this opinion, including (i) the organizational documents of the Indiana Guarantors, (ii) resolutions of the board of directors of the Indiana Guarantors with respect to the issuance of the Guarantees, (iii) the Indenture, (iv) the Registration Statement and (v) the Registration Rights Agreement, dated as of February 16, 2016, among the Company, the Indiana Guarantors, the other guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.3 Opining Jurisdiction. The Law (as defined in the attached Glossary) covered by the opinions expressed in this Opinion Letter is limited to the Law of the State of Indiana (the “State”), and the Federal laws of the United States of America. We express no opinion concerning the Laws of any other jurisdiction or the effect thereof.

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

1.4 Scope of Review. In connection with the opinions hereinafter set forth, we have limited the scope of our review of the documents related to the Transaction to photocopies of the Transaction Documents, the Charter Documents and the Public Authority Documents as set forth in Annex A attached hereto. In addition, in connection with the opinions hereinafter set forth, we have reviewed such other documents and certificates of public officials and certificates of representatives of the Indiana Guarantors, and have given consideration to such matters of law and fact, as we have deemed appropriate, in our professional judgment, to render such opinions.

1.5 Reliance Without Investigation. We have relied, with your consent and without investigation or analysis, upon information in the Public Authority Documents. Except to the extent the information constitutes a statement, directly or in practical effect, of any legal conclusion at issue, we have relied with your consent and, without investigation or analysis, upon the information contained in representations and/or certifications made by the Indiana Guarantors in the Transaction Documents and on information provided in certificates of representatives and/or officers of the Indiana Guarantors, which we reasonably believe to be an appropriate source for the information.

II.

OPINIONS

Based upon and subject to the foregoing and to the assumptions, exclusions and additional qualifications set forth below, we are of the opinion that:

2.1 Status. Options Treatment Center Acquisition Corporation, Resolute Acquisition Corporation, and RTC Resource Acquisition Corporation are corporations existing and in good standing under the laws of the State of Indiana. Centerpointe Community Based Services, LLC, Success Acquisition, LLC, East Indiana Treatment Center, LLC, Evansville Treatment Center, LLC, Indianapolis Treatment Center, LLC, Richmond Treatment Center, LLC, and Southern Indiana Treatment Center, LLC are Indiana limited liability companies existing and in good standing under the laws of the State of Indiana.

2.2 Authority. The Indiana Guarantors have the corporate power and authority to enter into and perform their obligations under the Indenture and the Guarantees.

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

2.3 Authorization. The Indiana Guarantors have duly authorized, executed and delivered the Indenture and have duly authorized the Guarantees.

2.4 Breaches. The execution and delivery of the Indenture and the Guarantees by the Indiana Guarantors and the performance by the Indiana Guarantors of their obligations thereunder (including with respect to the Guarantees) do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the articles of incorporation, bylaws or other organizational documents of the Indiana Guarantors or (ii) any statute or governmental rule or regulation of the State of Indiana.

2.5 Consents. No consent, approval, authorization or order of any State of Indiana court or governmental authority of the State of Indiana was required in connection with the execution and delivery of the Indenture or is required for the issuance by the Indiana Guarantors of the Guarantees.

III.

QUALIFICATIONS

Notwithstanding any provision in this Opinion Letter to the contrary, the foregoing opinions are subject to the following assumptions, exclusions and additional qualifications:

3.1 Assumptions. In rendering the foregoing opinions, we have relied, with your consent and without investigation, upon the assumptions set forth below unless in a given case the particular assumption states, directly or in practical effect, a legal conclusion expressed in the opinion:

(a)	Natural persons who are involved in behalf of the Indiana Guarantors have sufficient legal capacity to enter into and perform the Transaction or to carry out their role in it.

(b)	Each party to the Transaction (other than the Indiana Guarantors) has satisfied those legal requirements that are applicable to it to the extent necessary to make the Transaction Documents enforceable against it.

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

(c)	Each party to the Transaction (other than the Indiana Guarantors) has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Documents against the Indiana Guarantors.

(d)	Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

(e)	The Public Authority Documents are accurate, complete, and authentic and all official public records (including their proper indexing and filing) are accurate and complete.

(f)	There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

(g)	The conduct of the parties to the Transaction complies with any requirement of good faith, fair dealing and good conscience.

(h)	The parties to the Transaction, other than the Indiana Guarantors, have acted in good faith and without notice of any defense against the enforcement of any rights created as part of the Transaction.

(i)	There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Transaction Documents.

(j)	Other Agreements and Court Orders (as such terms are defined in the attached Glossary) would be enforced as written.

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

(k)	Neither the other parties to the Transaction nor the Indiana Guarantors will in the future take any discretionary action (including a decision not to act) permitted under the Transaction Documents that would result in a violation of law or constitute a breach or default under any Other Agreement or Court Order.

(l)	The Indiana Guarantors will obtain all permits and governmental approvals required in the future, and take all actions similarly required, relevant to subsequent consummation of the Transaction or performance of the Transaction Documents.

(m)	All parties to the Transaction will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Documents.

We have no Actual Knowledge that the foregoing assumptions are false. We have no Actual Knowledge of facts that, under the circumstances, would make our reliance on the foregoing assumptions unreasonable.

3.2 Exclusions. None of the foregoing opinions include any implied opinion unless such implied opinion is both (i) essential to the legal conclusion reached by the express opinions set forth above and (ii) based upon prevailing norms and expectations among experienced lawyers in the State, reasonable in the circumstances. Moreover, unless explicitly addressed in this Opinion Letter, the foregoing opinions do not address any of the following legal issues, and we specifically express no opinion with respect thereto:

(a)	Federal securities laws and regulations administered by the Securities and Exchange Commission (other than the Public Utility Holding Company Act of 1935), state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

(b)	Federal Reserve Board margin regulations;

(c)	pension and employee benefit laws and regulations (e.g., ERISA);

(d)	Federal and state antitrust and unfair competition laws and regulations;

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

(e)	Federal and state laws and regulations concerning filing and notice requirements (e.g., Hart-Scott-Rodino and Exon-Florio);

(f)	compliance with fiduciary duty requirements;

(g)	Local Law;

(h)	fraudulent transfer and fraudulent conveyance laws;

(i)	Federal and state environmental laws and regulations;

(j)	Federal and state land use and subdivision laws and regulations;

(k)	Federal and state tax laws and regulations;

(l)	Federal patent, copyright and trademark, state trademark, and other Federal and state intellectual property laws and regulations;

(m)	Federal and state racketeering laws and regulations (e.g., RICO);

(n)	Federal and state health and safety laws and regulations (e.g., OSHA);

(o)	Federal and state health care laws;

(p)	Federal and state banking laws and financial regulation (e.g. Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010);

(q)	Federal and state labor laws and regulations;

(r)	Federal and state laws, regulations and policies concerning (A) national and local emergency, (B) possible judicial deference to acts of sovereign states, and (C) criminal and civil forfeiture laws; and

(s)	other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

3.3 Bankruptcy and Insolvency Exception. The opinions set forth in this Opinion Letter are subject to the following qualifications: the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally. This exception includes:

(a)	the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses;

(b)	all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally (not just creditors of specific types of debtors);

(c)	all other Federal bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement, and assignment for the benefit of creditors laws that have reference to or affect generally only creditors of specific types of debtors and state laws of like character affecting generally only creditors of financial institutions and insurance companies;

(d)	state fraudulent transfer and conveyance laws; and

(e)	judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities.

3.4 Equitable Principles Limitation. The opinions set forth in this Opinion Letter are subject to the following qualifications: the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

(a)	governing the availability of specific performance, injunctive relief or other equitable remedies which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

(b)	affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

(c)	requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

(d)	requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

(e)	requiring consideration of the materiality of (A) the Indiana Guarantors’ breach and (B) the consequences of the breach to the party seeking enforcement;

(f)	requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

(g)	affording defenses based upon the enforcing party’s unconscionable conduct after the parties have entered into the contract.

3.5 Other Common Qualifications. The opinions set forth in this Opinion Letter are subject to the following qualifications: to the extent the Law of the State applies any of the following rules to one or more of the provisions of the Transaction Documents covered by any opinion set forth in this Opinion Letter, that opinion is subject to the effect of generally applicable rules of Law that:

(a)	limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence, and reasonableness;

(b)	provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

(c)	limit the availability of a remedy under certain circumstances where another remedy has been elected;

(d)	limit the right of a creditor to use force or cause a breach of the peace in enforcing rights, or otherwise to exercise purported self-help remedies;

(e)	relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale, including, without limitation, statutory cure provisions and rights of reinstatement and limitations on deficiency judgments;

(f)	limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

(g)	may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

(h)	govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs;

(i)	may, in the absence of a waiver or consent, discharge a guarantor to the extent that (A) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (B) guaranteed debt is materially modified;

(j)	may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

(k)	impose limitations on attorneys’ or trustees’ fees; and

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

3.6 State Qualification as to Certain Waivers. We further advise you that under Ind. Code §§ 34-54-3-1 through 34-54-3-3 any Document(s) that secures or includes a contract, provision, agreement or stipulation that gives an opposing party the right or the power of attorney on behalf of the Indiana Guarantors (individually or together) to (1) appear in any court and waive service of process in an action to enforce the payment of money claimed to be due on the instrument; (2) confess judgment for any portion of the indebtedness due under the instrument other than by action by the court upon a hearing after due notice; or (3) release errors and rights of appeal from a judgment rendered for the matters described above or consents to the issue of execution on the judgment or the matters described above is void. Further, under Ind. Code § 34-54-3-4, a State court will not issue an execution or other process to aid or enforce the collection of any judgment or final decree rendered in another jurisdiction, which judgment or final decree would be unenforceable by a State court applying the above cited statutes, and consequently we render no opinion as to whether any instrument which may now or hereafter be secured by the Document(s) and which includes any such provision will allow an opposing party to enforce in the State any foregoing judgment or decree rendered thereon.

3.7 Generic Qualification. The opinions set forth in this Opinion Letter are subject to the following qualification: certain remedies, waivers, and other provisions of the Transaction Documents may not be enforceable under applicable law, but such law does not render the Transaction Documents invalid as a whole or make the Transaction Documents legally inadequate.

3.8 Swap Guaranty Qualification. The opinions set forth in this Opinion Letter are limited with respect to any guaranty of a “swap” as defined in Section 1a(47) of 7 U.S.C. § 1 et seq. (the “Commodity Exchange Act”) by other than an “eligible contract participant” (“ECP”) as required by Section 2(e) of the Commodity Exchange Act, as amended by Section 723(a)(2) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Public Law 111-203, 124 Stat. 1376 (2010) (“Dodd-Frank”), and we express no opinion as to whether any Indiana Guarantor is an ECP for purposes of the Commodity Exchange Act. Pursuant to that certain CFTC Letter No. 12-17 issued by the Office of the General Counsel (“OGC”) of the U.S. Commodity Futures Trading Commission on October 12, 2012, we note that the OGC interpreted Dodd-Frank to require that a swap guarantor be an ECP. In accordance with this interpretation, a swap guaranty executed by a guarantor that is not an ECP would be illegal and unenforceable. See e.g. 7 U.S.C. § 9(1). Consequently, we provide no opinion as to the enforceability of a guaranty of a swap obligation by any Indiana Guarantor to the extent such guarantor is not an ECP.

Centerpointe Community Based Services, LLC

Options Treatment Center Acquisition Corporation

Resolute Acquisition Corporation

RTC Resource Acquisition Corporation

Success Acquisition, LLC

East Indiana Treatment Center, LLC

Evansville Treatment Center, LLC

Indianapolis Treatment Center, LLC

Richmond Treatment Center, LLC

Southern Indiana Treatment Center, LLC

May 20, 2016

IV.

USE OF THIS OPINION

4.1 This opinion is furnished to you in connection with the filing of the Registration Statement, in accordance with the requirements of Item 601(b)(5)(i) of Regulation S-K promulgated under the Securities Act. We hereby consent to the filing of this opinion with the Commission as Exhibit 5.7 to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Registration Statement. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act. In addition, we assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or we become aware of any facts that might change the opinions set forth herein or cause such opinions to be inaccurate or incomplete. This opinion is an expression of professional judgment and is not a guarantee of a result.

Very truly yours,

FROST BROWN TODD LLC

By:	/s/ Howard R. Cohen
Howard R. Cohen, Member

GLOSSARY

As used in the Opinion Letter to which this Glossary is attached, except as otherwise defined in such Opinion Letter, the following terms (whether used in the singular or the plural) shall have the meanings indicated:

Actual Knowledge: with respect to the Opinion Giver, the conscious awareness of facts or other information by the Primary Lawyer or Primary Lawyer Group.

Charter Documents: The Articles of Incorporation, Articles of Organization, Bylaws and Operating Agreements set forth in Annex A.

Court Orders: court and administrative orders, writs, judgments and decrees that name the Indiana Guarantors and are specifically directed to them or their property.

Indiana Guarantors: Options Treatment Center Acquisition Corporation, an Indiana corporation, Resolute Acquisition Corporation, an Indiana corporation, and RTC Resource Acquisition Corporation, an Indiana corporation.

Law: the statutes, the judicial and administrative decisions, and the rules and regulations of the governmental agencies of the Opining Jurisdiction, including its Local Law (but subject to any limitations on coverage of Local Law set forth in the Opinion Letter to which this Glossary is attached).

Local Law: the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing.

Opining Jurisdiction: a jurisdiction whose applicable Law is addressed by the Opinion Giver in the Opinion; if there is more than one such jurisdiction (e.g., the United States of America and a particular state), the term refers collectively to all.

Opinion: a legal opinion that is rendered by the Opinion Giver to one or more persons involved in the Transaction other than the Indiana Guarantors.

Opinion Giver: the lawyer or legal organization rendering the Opinion.

Opinion Letter: the document setting forth the Opinion that is delivered to and accepted by the Opinion Recipient.

Opinion Recipient: the addressee or addressees of the Opinion Letter.

Other Agreements: contracts, other than the Transaction Documents, to which the Indiana Guarantors are a party or by which they or their property are bound.

Other Counsel: a lawyer or legal organization (other than the Opinion Giver) providing a legal opinion pertaining to particular matters concerning the Indiana Guarantors, the Transaction Documents or the Transaction (i) directly to the Opinion Recipient, or (ii) to the Opinion Giver in support of the Opinion.

Other Jurisdiction: the jurisdiction whose law a Transaction Document provides will govern that contract, if not the Opining Jurisdiction.

Primary Lawyer:

(a)	the lawyer in the Opinion Giver’s organization who signs the Opinion Letter;

(b)	any lawyer in the Opinion Giver’s organization who has active involvement in negotiating the Transaction, preparing the Transaction Documents or preparing the Opinion Letter; and

(c)	solely as to information relevant to a particular opinion issue or confirmation regarding a particular factual matter (e.g., pending or threatened legal proceedings), any lawyer in the Opinion Giver’s organization who is primarily responsible for providing the response concerning that particular opinion issue or confirmation.

Primary Lawyer Group: all of the Primary Lawyers when there are more than one.

Public Authority Documents: certificates issued by the Secretary of State or any other government official, office or agency concerning a person’s property or status, such as certificates of incorporation.

ANNEX A

TRANSACTION DOCUMENTS

(a)	Indenture, among the Company, the Guarantors and U.S. Bank National Association, as trustee, with respect to the Notes, dated as of February 16, 2016.

(b)	Registration Rights Agreement, by and among the Company, the Guarantors and the Initial Purchasers, dated February 16, 2016.

(c)	Guarantee of the Notes.

PUBLIC AUTHORITY DOCUMENTS

(d)	Indiana Secretary of State Certificate of Existence for Centerpointe Community Based Services, LLC, dated April 27, 2016.

(e)	Indiana Secretary of State Certificate of Existence for Options Treatment Center Acquisition Corporation, dated April 27, 2016.

(f)	Indiana Secretary of State Certificate of Existence for Resolute Acquisition Corporation, dated April 27, 2016.

(g)	Indiana Secretary of State Certificate of Existence for RTC Resource Acquisition Corporation, dated April 27, 2016.

(h)	Indiana Secretary of State Certificate of Existence for Success Acquisition, LLC, dated, April 27, 2016.

(i)	Indiana Secretary of State Certificate of Existence for East Indiana Treatment Center, LLC, dated April 27, 2016.

(j)	Indiana Secretary of State Certificate of Existence for Evansville Treatment Center, LLC, dated April 27, 2016.

(k)	Indiana Secretary of State Certificate of Existence for Indianapolis Treatment Center, LLC, dated April 27, 2016.

(l)	Indiana Secretary of State Certificate of Existence for Richmond Treatment Center, LLC, dated April 27, 2016.

(m)	Indiana Secretary of State Certificate of Existence for Southern Indiana Treatment Center, LLC, dated April 27, 2016.

(n)	Certificate of the Indiana Secretary of State dated January 9, 2015, certifying copy of the Articles of Organization of Centerpointe Community Based Services, LLC.

(o)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Incorporation of Options Treatment Center Acquisition Corporation.

(p)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Incorporation of Resolute Acquisition Corporation.

(q)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Incorporation of RTC Resource Acquisition Corporation.

(r)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Organization of Success Acquisition, LLC.

(s)	Certificate of the Indiana Secretary of State dated January 22, 2016, certifying copy of the Articles of Organization of East Indiana Treatment Center, LLC.

(t)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Organization of Evansville Treatment Center, LLC.

(u)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Organization of Indianapolis Treatment Center, LLC.

(v)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Organization of Richmond Treatment Center, LLC.

(w)	Certificate of the Indiana Secretary of State dated January 14, 2016, certifying copy of the Articles of Organization of Southern Indiana Treatment Center, LLC.

OERATING AGREEMENTS AND BYLAWS

(x)	Operating Agreement of Centerpointe Community Based Services, LLC dated April 24, 2014.

(y)	Bylaws of Options Treatment Center Acquisition Corporation, dated March 31, 2003.

(z)	Bylaws of Resolute Acquisition Corporation, dated March 31, 2003.

(aa)	Bylaws of RTC Resource Acquisition Corporation, dated March 31, 2003.

(bb)	Operating Agreement of Success Acquisition, LLC, dated May 9, 2014.

(cc)	Operating Agreement of East Indiana Treatment Center, LLC, dated July 31, 2009.

(dd)	Operating Agreement of Evansville Treatment Center, LLC, dated July 31, 2009.

(ee)	Operating Agreement of Indianapolis Treatment Center, LLC, dated July 31, 2009.

(ff)	Operating Agreement of Richmond Treatment Center, LLC, dated July 31, 2009.

(gg)	Operating Agreement of Southern Indiana Treatment Center, LLC, dated July 31, 2009

[LETTERHEAD OF FROST BROWN TODD LLC]

May 20, 2016

Advanced Treatment Systems, Inc.

ATS of Cecil County, Inc.

ATS of Delaware, Inc.

ATS of North Carolina, Inc.

BGI of Brandywine, Inc.

Bowling Green Inn of Pensacola, Inc.

Bowling Green Inn of South Dakota, Inc.

CAPS of Virginia, Inc.

Galax Treatment Center, Inc.

Wilmington Treatment Center, Inc.

6100 Tower Circle, Suite 1000

Franklin, Tennessee 37067

Re:	$390,000,000.00 aggregate principal amount of 6.500% Senior Notes due 2024 by Acadia Healthcare Company, Inc., a Delaware Corporation (“Acadia”), in connection with an exchange offer to be made pursuant to a Registration Statement (“Registration Statement”) to be filed with the Securities and Exchange Commission on or about May 20, 2016, and under an Indenture dated as of February 16, 2016, the obligations of Acadia for Exchange Notes to be guaranteed by the guarantors named therein, including Advanced Treatment Systems, Inc., a Virginia corporation, ATS of Cecil County, Inc., a Virginia corporation, ATS of Delaware, Inc., a Virginia corporation, ATS of North Carolina, Inc., a Virginia corporation, BGI of Brandywine, Inc., a Virginia corporation, Bowling Green Inn of Pensacola, Inc., a Virginia corporation, Bowling Green Inn of South Dakota, Inc., a Virginia corporation, Galax Treatment Center, Inc., a Virginia corporation, Virginia Treatment Center, Inc., a Virginia corporation, CAPS of Virginia, Inc., a Virginia corporation and Wilmington Treatment Center, Inc., a Virginia corporation (such Virginia entities being referred to collectively, as the “Virginia Guarantors”).

Ladies and Gentlemen:

We provide this Opinion Letter to the above-referenced Virginia Guarantors.

I.

BACKGROUND

1.1 Engagement. We have acted as special Virginia counsel to Advanced Treatment Systems, Inc., ATS of Cecil County, Inc., ATS of Delaware, Inc., ATS of North Carolina, Inc., BGI of Brandywine, Inc., Bowling Green Inn of Pensacola, Inc., Bowling Green Inn of South Dakota, Inc., Galax Treatment Center, Inc., Virginia Treatment Center, Inc., CAPS of Virginia, Inc., and Wilmington Treatment Center, Inc. in connection with the proposed guarantee from each of them, along with the other guarantors under the Indenture (as hereinafter defined), of $390,000,000 in aggregate principal amount of 6.500% Senior Notes due 2024 (the “Exchange Notes”) to be issued by Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), in connection with an exchange offer to be made pursuant to a Registration Statement on Form S-4 (such Registration Statement, as supplemented or amended, is hereinafter referred to as the “Registration Statement”), to be filed with the Securities and Exchange Commission (the “Commission”) on or about May 20, 2016, under the Securities Act of 1933, as amended (the “Securities Act”). The obligations of the Company under the Exchange Notes will be guaranteed by the Virginia Guarantors (the “Guarantees”), along with other guarantors. The Exchange Notes and the Guarantees are to be issued pursuant to an Indenture, dated as of February 16, 2016 (the “Indenture”), among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the transactions being referred to herein as the “Transaction”).

1.2 Transaction Documents. In connection with issuing this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purposes of this opinion, including (i) the organizational documents of the Virginia Guarantors, (ii) resolutions of the board of directors of the Virginia Guarantors with respect to the issuance of the Guarantees, (iii) the Indenture, (iv) the Registration Statement and (v) the Registration Rights Agreement, dated as of February 16, 2016, among the Company, the Virginia Guarantors, the other guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.3 Opining Jurisdiction. The Law (as defined in the attached Glossary) covered by the opinions expressed in this Opinion Letter is limited to the Law of the Commonwealth of Virginia (the “State”), and the Federal laws of the United States of America. We express no opinion concerning the Laws of any other jurisdiction or the effect thereof.

1.4 Scope of Review. In connection with the opinions hereinafter set forth, we have limited the scope of our review of the documents related to the Transaction to photocopies of the Transaction Documents, the Charter Documents and the Public Authority Documents as set forth in Annex A attached hereto. In addition, in connection with the opinions hereinafter set forth, we have reviewed such other documents and certificates of public officials and certificates of representatives of the Virginia Guarantors, and have given consideration to such matters of law and fact, as we have deemed appropriate, in our professional judgment, to render such opinions.

1.5 Reliance Without Investigation. We have relied, with your consent and without investigation or analysis, upon information in the Public Authority Documents. Except to the extent the information constitutes a statement, directly or in practical effect, of any legal conclusion at issue, we have relied with your consent and, without investigation or analysis, upon the information contained in representations and/or certifications made by the Virginia Guarantors in the Transaction Documents and on information provided in certificates of representatives and/or officers of the Virginia Guarantors, which we reasonably believe to be an appropriate source for the information.

II.

OPINIONS

Based upon and subject to the foregoing and to the assumptions, exclusions and additional qualifications set forth below, we are of the opinion that:

2.1 Status. Advanced Treatment Systems, Inc., ATS of Cecil County, Inc., ATS of Delaware, Inc., ATS of North Carolina, Inc., BGI of Brandywine, Inc., Bowling Green Inn of Pensacola, Inc., Bowling Green Inn of South Dakota, Inc., Galax Treatment Center, Inc., Virginia Treatment Center, Inc., CAPS of Virginia, Inc., and Wilmington Treatment Center, Inc. are Virginia corporations existing and in good standing under the laws of the Commonwealth of Virginia.

2.2 Authority. The Virginia Guarantors have the corporate power and authority to enter into and perform their obligations under the Indenture and the Guarantees.

2.3 Authorization. The Virginia Guarantors have duly authorized, executed and delivered the Indenture and have duly authorized the Guarantees.

2.4 Breaches. The execution and delivery of the Indenture and the Guarantees by the Virginia Guarantors and the performance by the Virginia Guarantors of their obligations thereunder (including with respect to the Guarantees) do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the articles of incorporation, bylaws or other organizational documents of the Virginia Guarantors or (ii) any statute or governmental rule or regulation of the Commonwealth of Virginia.

2.5 Consents. No consent, approval, authorization or order of any Commonwealth of Virginia court or governmental authority of the Commonwealth of Virginia was required in connection with the execution and delivery of the Indenture or is required for the issuance by the Virginia Guarantors of the Guarantees.

III.

QUALIFICATIONS

Notwithstanding any provision in this Opinion Letter to the contrary, the foregoing opinions are subject to the following assumptions, exclusions and additional qualifications:

3.1 Assumptions. In rendering the foregoing opinions, we have relied, with your consent and without investigation, upon the assumptions set forth below unless in a given case the particular assumption states, directly or in practical effect, a legal conclusion expressed in the opinion:

(a)	Natural persons who are involved in behalf of the Virginia Guarantors have sufficient legal capacity to enter into and perform the Transaction or to carry out their role in it.

(b)	Each party to the Transaction (other than the Virginia Guarantors) has satisfied those legal requirements that are applicable to it to the extent necessary to make the Transaction Documents enforceable against it.

(c)	Each party to the Transaction (other than the Virginia Guarantors) has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Documents against the Virginia Guarantors.

(d)	Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

(e)	The Public Authority Documents are accurate, complete, and authentic and all official public records (including their proper indexing and filing) are accurate and complete.

(f)	There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

(g)	The conduct of the parties to the Transaction complies with any requirement of good faith, fair dealing and good conscience.

(h)	The parties to the Transaction, other than the Virginia Guarantors, have acted in good faith and without notice of any defense against the enforcement of any rights created as part of the Transaction.

(i)	There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Transaction Documents.

(j)	Other Agreements and Court Orders (as such terms are defined in the attached Glossary) would be enforced as written.

(k)	Neither the other parties to the Transaction nor the Virginia Guarantors will in the future take any discretionary action (including a decision not to act) permitted under the Transaction Documents that would result in a violation of law or constitute a breach or default under any Other Agreement or Court Order.

(l)	The Virginia Guarantors will obtain all permits and governmental approvals required in the future, and take all actions similarly required, relevant to subsequent consummation of the Transaction or performance of the Transaction Documents.

(m)	All parties to the Transaction will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Documents.

We have no Actual Knowledge that the foregoing assumptions are false. We have no Actual Knowledge of facts that, under the circumstances, would make our reliance on the foregoing assumptions unreasonable.

3.2 Exclusions. None of the foregoing opinions include any implied opinion unless such implied opinion is both (i) essential to the legal conclusion reached by the express opinions set forth above and (ii) based upon prevailing norms and expectations among experienced lawyers in the State, reasonable in the circumstances. Moreover, unless explicitly addressed in this Opinion Letter, the foregoing opinions do not address any of the following legal issues, and we specifically express no opinion with respect thereto:

(a)	Federal securities laws and regulations administered by the Securities and Exchange Commission (other than the Public Utility Holding Company Act of 1935), state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

(b)	Federal Reserve Board margin regulations;

(c)	pension and employee benefit laws and regulations (e.g., ERISA);

(d)	Federal and state antitrust and unfair competition laws and regulations;

(e)	Federal and state laws and regulations concerning filing and notice requirements (e.g., Hart-Scott-Rodino and Exon-Florio);

(f)	compliance with fiduciary duty requirements;

(g)	Local Law;

(h)	fraudulent transfer and fraudulent conveyance laws;

(i)	Federal and state environmental laws and regulations;

(j)	Federal and state land use and subdivision laws and regulations;

(k)	Federal and state tax laws and regulations;

(l)	Federal patent, copyright and trademark, state trademark, and other Federal and state intellectual property laws and regulations;

(m)	Federal and state racketeering laws and regulations (e.g., RICO);

(n)	Federal and state health and safety laws and regulations (e.g., OSHA);

(o)	Federal and state health care laws;

(p)	Federal and state banking laws and financial regulation (e.g. Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010);

(q)	Federal and state labor laws and regulations;

(r)	Federal and state laws, regulations and policies concerning (A) national and local emergency, (B) possible judicial deference to acts of sovereign states, and (C) criminal and civil forfeiture laws; and

(s)	other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

3.3 Bankruptcy and Insolvency Exception. The opinions set forth in this Opinion Letter are subject to the following qualifications: the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally. This exception includes:

(a)	the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses;

(b)	all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally (not just creditors of specific types of debtors);

(c)	all other Federal bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement, and assignment for the benefit of creditors laws that have reference to or affect generally only creditors of specific types of debtors and state laws of like character affecting generally only creditors of financial institutions and insurance companies;

(d)	state fraudulent transfer and conveyance laws; and

(e)	judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities.

3.4 Equitable Principles Limitation. The opinions set forth in this Opinion Letter are subject to the following qualifications: the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

(a)	governing the availability of specific performance, injunctive relief or other equitable remedies which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

(b)	affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

(c)	requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

(d)	requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

(e)	requiring consideration of the materiality of (A) the Virginia Guarantors’ breach and (B) the consequences of the breach to the party seeking enforcement;

(f)	requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

(g)	affording defenses based upon the enforcing party’s unconscionable conduct after the parties have entered into the contract.

3.5 Other Common Qualifications. The opinions set forth in this Opinion Letter are subject to the following qualifications: to the extent the Law of the State applies any of the following rules to one or more of the provisions of the Transaction Documents covered by any opinion set forth in this Opinion Letter, that opinion is subject to the effect of generally applicable rules of Law that:

(a)	limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence, and reasonableness;

(b)	provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

(c)	limit the availability of a remedy under certain circumstances where another remedy has been elected;

(d)	limit the right of a creditor to use force or cause a breach of the peace in enforcing rights, or otherwise to exercise purported self-help remedies;

(e)	relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale, including, without limitation, statutory cure provisions and rights of reinstatement and limitations on deficiency judgments;

(f)	limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

(g)	may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

(h)	govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs;

(i)	may, in the absence of a waiver or consent, discharge a guarantor to the extent that (A) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (B) guaranteed debt is materially modified;

(j)	may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

(k)	impose limitations on attorneys’ or trustees’ fees;

(l)	The enforcement of the Guarantees may be limited by the provisions of Sections 49-25 and 49-26 of the Virginia Code, and we express no opinion as to the effectiveness of any waiver by any Virginia Guarantor of its rights thereunder.

3.6 Generic Qualification. The opinions set forth in this Opinion Letter are subject to the following qualification: certain remedies, waivers, and other provisions of the Transaction Documents may not be enforceable under applicable law, but such law does not render the Transaction Documents invalid as a whole or make the Transaction Documents legally inadequate.

3.7 Swap Guaranty Qualification. The opinions set forth in this Opinion Letter are limited with respect to any guaranty of a “swap” as defined in Section 1a(47) of 7 U.S.C. § 1 et seq. (the “Commodity Exchange Act”) by other than an “eligible contract participant” (“ECP”) as required by Section 2(e) of the Commodity Exchange Act, as amended by Section 723(a)(2) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Public Law 111-203, 124 Stat. 1376 (2010) (“Dodd-Frank”), and we express no opinion as to whether any Virginia Guarantor is an ECP for purposes of the Commodity Exchange Act. Pursuant to that certain CFTC Letter No. 12-17 issued by the Office of the General Counsel (“OGC”) of the U.S. Commodity Futures Trading Commission on October 12, 2012, we note that the OGC interpreted Dodd-Frank to require that a swap guarantor be an ECP. In accordance with this interpretation, a swap guaranty executed by a guarantor that is not an ECP would be illegal and unenforceable. See e.g. 7 U.S.C. § 9(1). Consequently, we provide no opinion as to the enforceability of a guaranty of a swap obligation by any Virginia Guarantor to the extent such guarantor is not an ECP.

IV.

USE OF THIS OPINION

4.1 This opinion is furnished to you in connection with the filing of the Registration Statement, in accordance with the requirements of Item 601(b)(5)(i) of Regulation S-K promulgated under the Securities Act. We hereby consent to the filing of this opinion with the Commission as Exhibit 5.7 to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Registration Statement. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act. In addition, we assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or we become aware of any facts that might change the opinions set forth herein or cause such opinions to be inaccurate or incomplete. This opinion is an expression of professional judgment and is not a guarantee of a result.

Very truly yours,

/s/ Frost Brown Todd

FROST BROWN TODD LLC

GLOSSARY

As used in the Opinion Letter to which this Glossary is attached, except as otherwise defined in such Opinion Letter, the following terms (whether used in the singular or the plural) shall have the meanings indicated:

Actual Knowledge: with respect to the Opinion Giver, the conscious awareness of facts or other information by the Primary Lawyer or Primary Lawyer Group.

Charter Documents: The Articles of Incorporation and Bylaws set forth in Annex A.

Court Orders: court and administrative orders, writs, judgments and decrees that name the Virginia Guarantors and are specifically directed to them or their property.

Virginia Guarantors: Advanced Treatment Systems, Inc., ATS of Cecil County, Inc., ATS of Delaware, Inc., ATS of North Carolina, Inc., BGI of Brandywine, Inc., Bowling Green Inn of Pensacola, Inc., Bowling Green Inn of South Dakota, Inc., Galax Treatment Center, Inc., Virginia Treatment Center, Inc., CAPS of Virginia, Inc., and Wilmington Treatment Center, Inc. Virginia limited liability companies.

Law: the statutes, the judicial and administrative decisions, and the rules and regulations of the governmental agencies of the Opining Jurisdiction, including its Local Law (but subject to any limitations on coverage of Local Law set forth in the Opinion Letter to which this Glossary is attached).

Local Law: the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing.

Opining Jurisdiction: a jurisdiction whose applicable Law is addressed by the Opinion Giver in the Opinion; if there is more than one such jurisdiction (e.g., the United States of America and a particular state), the term refers collectively to all.

Opinion: a legal opinion that is rendered by the Opinion Giver to one or more persons involved in the Transaction other than the Virginia Guarantors.

Opinion Giver: the lawyer or legal organization rendering the Opinion.

Opinion Letter: the document setting forth the Opinion that is delivered to and accepted by the Opinion Recipient.

Opinion Recipient: the addressee or addressees of the Opinion Letter.

Other Agreements: contracts, other than the Transaction Documents, to which the Virginia Guarantors are a party or by which they or their property are bound.

Other Counsel: a lawyer or legal organization (other than the Opinion Giver) providing a legal opinion pertaining to particular matters concerning the Virginia Guarantors, the Transaction Documents or the Transaction (i) directly to the Opinion Recipient, or (ii) to the Opinion Giver in support of the Opinion.

Other Jurisdiction: the jurisdiction whose law a Transaction Document provides will govern that contract, if not the Opining Jurisdiction.

Primary Lawyer:

(a)	the lawyer in the Opinion Giver’s organization who signs the Opinion Letter;

(b)	any lawyer in the Opinion Giver’s organization who has active involvement in negotiating the Transaction, preparing the Transaction Documents or preparing the Opinion Letter; and

(c)	solely as to information relevant to a particular opinion issue or confirmation regarding a particular factual matter (e.g., pending or threatened legal proceedings), any lawyer in the Opinion Giver’s organization who is primarily responsible for providing the response concerning that particular opinion issue or confirmation.

Primary Lawyer Group: all of the Primary Lawyers when there are more than one.

Public Authority Documents: certificates issued by the Secretary of State or any other government official, office or agency concerning a person’s property or status, such as certificates of incorporation.

ANNEX A

TRANSACTION DOCUMENTS

(a)	Indenture, among the Company, the Guarantors and U.S. Bank National Association, as trustee, with respect to the Notes, dated as of February 16, 2016.

(b)	Registration Rights Agreement, by and among the Company, the Guarantors and the Initial Purchasers, dated February 16, 2016.

(c)	Guarantee of the Notes.

PUBLIC AUTHORITY DOCUMENTS

(d)	Virginia State Corporation Commission Certificate of Fact for Advanced Treatment Systems, Inc., dated April 27, 2016.

(e)	Virginia State Corporation Commission Certificate of Fact for ATS of Cecil County, Inc., dated April 27, 2016.

(f)	Virginia State Corporation Commission Certificate of Fact for ATS of Delaware, Inc., dated April 27, 2016.

(g)	Virginia State Corporation Commission Certificate of Fact for ATS of North Carolina, Inc., dated April 27, 2016.

(h)	Virginia State Corporation Commission Certificate of Fact for BGI of Brandywine, Inc., dated, April 27, 2016.

(i)	Virginia State Corporation Commission Certificate of Fact for Bowling Green Inn of Pensacola, Inc., dated April 27, 2016.

(j)	Virginia State Corporation Commission Certificate of Good Standing for Bowling Green Inn of South Dakota, Inc., dated April 27, 2016.

(k)	Virginia State Corporation Commission Certificate of Fact for Galax Treatment Center, Inc., dated April 27, 2016.

(l)	Virginia State Corporation Commission Certificate of Fact for Virginia Treatment Center, Inc., dated April 27, 2016, 2016.

(m)	Virginia State Corporation Commission Certificate of Fact for Wilmington Treatment Center, Inc., dated April 27, 2016.

(n)	Virginia State Corporation Commission Certificate of Fact for CAPS of Virginia, Inc., a Virginia corporation, dated April 27, 2016.

(o)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of Advanced Treatment Systems, Inc.

(p)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of ATS of Cecil County, Inc.

(q)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of ATS of Delaware, Inc.

(r)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of ATS of North Carolina, Inc.

(s)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of BGI of Brandywine, Inc.

(t)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of Bowling Green Inn of Pensacola, Inc.

(u)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of Bowling Green Inn of South Dakota, Inc.

(v)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of Galax Treatment Center, Inc.

(w)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of Virginia Treatment Center, Inc.

(x)	Certificate of the Virginia State Corporation Commission dated January 19, 2016 certifying copy of the Articles of Incorporation of Wilmington Treatment Center, Inc.

(y)	Certificate of Virginia State Corporation Commission dated January 27, 2016 certifying copy of the Articles of Incorporation of CAPS of Virginia, Inc.

BYLAWS

(z)	Bylaws of Advanced Treatment Systems, Inc.

(aa)	Bylaws of ATS of Cecil County, Inc.

(bb)	Bylaws of ATS of Delaware, Inc.

(cc)	Bylaws of ATS of North Carolina, Inc.

(dd)	Bylaws of BGI of Brandywine, Inc.

(ee)	Bylaws of Bowling Green Inn of Pensacola, Inc.

(ff)	Bylaws of Bowling Green Inn of South Dakota, Inc.

(gg)	Bylaws of Galax Treatment Center, Inc.

(hh)	Bylaws of Virginia Treatment Center, Inc.

(ii)	Bylaws of Wilmington Treatment Center, Inc.

(jj)	Bylaws of CAPS of Virginia, Inc.

[LETTERHEAD OF FROST BROWN TODD LLC]

Charles M. Johnson

Member

304.348.2420

May 20, 2016	cjohnson@fbtlaw.com

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

6100 Tower Circle, Suite 1000

Franklin, Tennessee 37067

Re:	$390,000,000.00 aggregate principal amount of 6.500% Senior Notes due 2024 by Acadia Healthcare Company, Inc., a Delaware Corporation (“Acadia”), in connection with an exchange offer to be made pursuant to a Registration Statement (“Registration Statement”) to be filed with the Securities and Exchange Commission on or about May 20, 2016, and under an Indenture dated as of February 16, 2016, the obligations of Acadia for Exchange Notes to be guaranteed by the guarantors named therein, including Beckley Treatment Center, LLC, a West Virginia limited liability company, Charleston Treatment Center, LLC, a West Virginia limited liability company, Clarksburg Treatment Center, LLC, a West Virginia limited liability company, Huntington Treatment Center, LLC, a West Virginia limited liability company, Parkersburg Treatment Center, LLC, a West Virginia limited liability company, Wheeling Treatment Center, LLC, a West Virginia limited liability company, and Williamson Treatment Center, LLC, a West Virginia limited liability company (such West Virginia entities being referred to collectively, as the “West Virginia Guarantors”).

Ladies and Gentlemen:

We provide this Opinion Letter to the above-referenced West Virginia Guarantors.

I.

BACKGROUND

1.1 Engagement. We have acted as special West Virginia counsel to Beckley Treatment Center, LLC, Charleston Treatment Center, LLC, Clarksburg Treatment Center, LLC, Huntington Treatment Center, LLC, Parkersburg Treatment Center, LLC, Wheeling Treatment Center, LLC, and Williamson Treatment Center, LLC, in connection with the proposed guarantee from each of them, along with the other guarantors under the Indenture (as hereinafter

500 Lee Street East, Suite 400	Charleston, West Virginia 25301-3207	304.345.0111	frostbrowntodd.com

Offices in Indiana, Kentucky, Ohio, Tennessee and West Virginia

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

defined), of $390,000,000 in aggregate principal amount of 6.500% Senior Notes due 2024 (the “Exchange Notes”) to be issued by Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), in connection with an exchange offer to be made pursuant to a Registration Statement on Form S-4 (such Registration Statement, as supplemented or amended, is hereinafter referred to as the “Registration Statement”), to be filed with the Securities and Exchange Commission (the “Commission”) on or about May 20, 2016, under the Securities Act of 1933, as amended (the “Securities Act”). The obligations of the Company under the Exchange Notes will be guaranteed by the West Virginia Guarantors (the “Guarantees”), along with other guarantors. The Exchange Notes and the Guarantees are to be issued pursuant to an Indenture, dated as of February 16, 2016 (the “Indenture”), among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the transactions being referred to herein as the “Transaction”).

1.2 Transaction Documents. In connection with issuing this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purposes of this opinion, including (i) the organizational documents of the West Virginia Guarantors, (ii) resolutions of the board of directors of the West Virginia Guarantors with respect to the issuance of the Guarantees, (iii) the Indenture, (iv) the Registration Statement and (v) the Registration Rights Agreement, dated as of February 16, 2016, among the Company, the West Virginia Guarantors, the other guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.3 Opining Jurisdiction. The Law (as defined in the attached Glossary) covered by the opinions expressed in this Opinion Letter is limited to the Law of the State of West Virginia (the “State”), and the Federal laws of the United States of America. We express no opinion concerning the Laws of any other jurisdiction or the effect thereof.

1.4 Scope of Review. In connection with the opinions hereinafter set forth, we have limited the scope of our review of the documents related to the Transaction to photocopies of the Transaction Documents, the Charter Documents and the Public Authority Documents as set forth in Annex A attached hereto. In addition, in connection with the opinions hereinafter set forth, we have reviewed such other documents and certificates of public officials and certificates of representatives of the West Virginia Guarantors, and have given consideration to such matters of law and fact, as we have deemed appropriate, in our professional judgment, to render such opinions.

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

1.5 Reliance Without Investigation. We have relied, with your consent and without investigation or analysis, upon information in the Public Authority Documents. Except to the extent the information constitutes a statement, directly or in practical effect, of any legal conclusion at issue, we have relied with your consent and, without investigation or analysis, upon the information contained in representations and/or certifications made by the West Virginia Guarantors in the Transaction Documents and on information provided in certificates of representatives and/or officers of the West Virginia Guarantors, which we reasonably believe to be an appropriate source for the information.

II.

OPINIONS

Based upon and subject to the foregoing and to the assumptions, exclusions and additional qualifications set forth below, we are of the opinion that:

2.1 Status. Beckley Treatment Center, LLC, Charleston Treatment Center, LLC, Clarksburg Treatment Center, LLC, Huntington Treatment Center, LLC, Parkersburg Treatment Center, LLC, Wheeling Treatment Center, LLC, and Williamson Treatment Center, LLC, are West Virginia limited liability companies duly formed and validly existing in the State of West Virginia.

2.2 Authority. The West Virginia Guarantors have the corporate power and authority to enter into and perform their obligations under the Indenture and the Guarantees.

2.3 Authorization. The West Virginia Guarantors have duly authorized, executed and delivered the Indenture and have duly authorized the Guarantees.

2.4 Breaches. The execution and delivery of the Indenture and the Guarantees by the West Virginia Guarantors and the performance by the West Virginia Guarantors of their obligations thereunder (including with respect to the Guarantees) do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the articles of incorporation, bylaws or other organizational documents of the West Virginia Guarantors or (ii) any statute or governmental rule or regulation of the State of West Virginia.

2.5 Consents. No consent, approval, authorization or order of any State of West Virginia court or governmental authority of the State of West Virginia was required in connection with the execution and delivery of the Indenture or is required for the issuance by the West Virginia Guarantors of the Guarantees.

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

III.

QUALIFICATIONS

Notwithstanding any provision in this Opinion Letter to the contrary, the foregoing opinions are subject to the following assumptions, exclusions and additional qualifications:

3.1 Assumptions. In rendering the foregoing opinions, we have relied, with your consent and without investigation, upon the assumptions set forth below unless in a given case the particular assumption states, directly or in practical effect, a legal conclusion expressed in the opinion:

(a)	Natural persons who are involved in behalf of the West Virginia Guarantors have sufficient legal capacity to enter into and perform the Transaction or to carry out their role in it.

(b)	Each party to the Transaction (other than the West Virginia Guarantors) has satisfied those legal requirements that are applicable to it to the extent necessary to make the Transaction Documents enforceable against it.

(c)	Each party to the Transaction (other than the West Virginia Guarantors) has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Documents against the West Virginia Guarantors.

(d)	Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine.

(e)	The Public Authority Documents are accurate, complete, and authentic and all official public records (including their proper indexing and filing) are accurate and complete.

(f)	There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence.

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

(g)	The conduct of the parties to the Transaction complies with any requirement of good faith, fair dealing and good conscience.

(h)	The parties to the Transaction, other than the West Virginia Guarantors, have acted in good faith and without notice of any defense against the enforcement of any rights created as part of the Transaction.

(i)	There are no agreements or understandings among the parties, written or oral, and there is no usage of trade or course of prior dealing among the parties that would, in either case, define, supplement or qualify the terms of the Transaction Documents.

(j)	Other Agreements and Court Orders (as such terms are defined in the attached Glossary) would be enforced as written.

(k)	Neither the other parties to the Transaction nor the West Virginia Guarantors will in the future take any discretionary action (including a decision not to act) permitted under the Transaction Documents that would result in a violation of law or constitute a breach or default under any Other Agreement or Court Order.

(l)	The West Virginia Guarantors will obtain all permits and governmental approvals required in the future, and take all actions similarly required, relevant to subsequent consummation of the Transaction or performance of the Transaction Documents.

(m)	All parties to the Transaction will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Transaction Documents.

We have no Actual Knowledge that the foregoing assumptions are false. We have no Actual Knowledge of facts that, under the circumstances, would make our reliance on the foregoing assumptions unreasonable.

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

3.2 Exclusions. None of the foregoing opinions include any implied opinion unless such implied opinion is both (i) essential to the legal conclusion reached by the express opinions set forth above and (ii) based upon prevailing norms and expectations among experienced lawyers in the State, reasonable in the circumstances. Moreover, unless explicitly addressed in this Opinion Letter, the foregoing opinions do not address any of the following legal issues, and we specifically express no opinion with respect thereto:

(a)	Federal securities laws and regulations administered by the Securities and Exchange Commission (other than the Public Utility Holding Company Act of 1935), state “Blue Sky” laws and regulations, and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

(b)	Federal Reserve Board margin regulations;

(c)	pension and employee benefit laws and regulations (e.g., ERISA);

(d)	Federal and state antitrust and unfair competition laws and regulations;

(e)	Federal and state laws and regulations concerning filing and notice requirements (e.g., Hart-Scott-Rodino and Exon-Florio);

(f)	compliance with fiduciary duty requirements;

(g)	Local Law;

(h)	fraudulent transfer and fraudulent conveyance laws;

(i)	Federal and state environmental laws and regulations;

(j)	Federal and state land use and subdivision laws and regulations;

(k)	Federal and state tax laws and regulations;

(l)	Federal patent, copyright and trademark, state trademark, and other Federal and state intellectual property laws and regulations;

(m)	Federal and state racketeering laws and regulations (e.g., RICO);

(n)	Federal and state health and safety laws and regulations (e.g., OSHA);

(o)	Federal and state health care laws;

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

(p)	Federal and state banking laws and financial regulation (e.g. Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010);

(q)	Federal and state labor laws and regulations;

(r)	Federal and state laws, regulations and policies concerning (A) national and local emergency, (B) possible judicial deference to acts of sovereign states, and (C) criminal and civil forfeiture laws; and

(s)	other Federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes).

3.3 Bankruptcy and Insolvency Exception. The opinions set forth in this Opinion Letter are subject to the following qualifications: the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally. This exception includes:

(a)	the Federal Bankruptcy Code and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses;

(b)	all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally (not just creditors of specific types of debtors);

(c)	all other Federal bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement, and assignment for the benefit of creditors laws that have reference to or affect generally only creditors of specific types of debtors and state laws of like character affecting generally only creditors of financial institutions and insurance companies;

(d)	state fraudulent transfer and conveyance laws; and

(e)	judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities.

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

3.4 Equitable Principles Limitation. The opinions set forth in this Opinion Letter are subject to the following qualifications: the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

(a)	governing the availability of specific performance, injunctive relief or other equitable remedies which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

(b)	affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

(c)	requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

(d)	requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

(e)	requiring consideration of the materiality of (A) the West Virginia Guarantors’ breach and (B) the consequences of the breach to the party seeking enforcement;

(f)	requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

(g)	affording defenses based upon the enforcing party’s unconscionable conduct after the parties have entered into the contract.

3.5 Other Common Qualifications. The opinions set forth in this Opinion Letter are subject to the following qualifications: to the extent the Law of the State applies any of the following rules to one or more of the provisions of the Transaction Documents covered by any opinion set forth in this Opinion Letter, that opinion is subject to the effect of generally applicable rules of Law that:

(a)	limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence, and reasonableness;

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

(b)	provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

(c)	limit the availability of a remedy under certain circumstances where another remedy has been elected;

(d)	limit the right of a creditor to use force or cause a breach of the peace in enforcing rights, or otherwise to exercise purported self-help remedies;

(e)	relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale, including, without limitation, statutory cure provisions and rights of reinstatement and limitations on deficiency judgments;

(f)	limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

(g)	may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

(h)	govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs;

(i)	may, in the absence of a waiver or consent, discharge a guarantor to the extent that (A) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (B) guaranteed debt is materially modified;

(j)	may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract;

(k)	impose limitations on attorneys’ or trustees’ fees; and

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

3.6 Generic Qualification. The opinions set forth in this Opinion Letter are subject to the following qualification: certain remedies, waivers, and other provisions of the Transaction Documents may not be enforceable under applicable law, but such law does not render the Transaction Documents invalid as a whole or make the Transaction Documents legally inadequate.

3.7 Swap Guaranty Qualification. The opinions set forth in this Opinion Letter are limited with respect to any guaranty of a “swap” as defined in Section 1a(47) of 7 U.S.C. § 1 et seq. (the “Commodity Exchange Act”) by other than an “eligible contract participant” (“ECP”) as required by Section 2(e) of the Commodity Exchange Act, as amended by Section 723(a)(2) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Public Law 111-203, 124 Stat. 1376 (2010) (“Dodd-Frank”), and we express no opinion as to whether any West Virginia Guarantor is an ECP for purposes of the Commodity Exchange Act. Pursuant to that certain CFTC Letter No. 12-17 issued by the Office of the General Counsel (“OGC”) of the U.S. Commodity Futures Trading Commission on October 12, 2012, we note that the OGC interpreted Dodd-Frank to require that a swap guarantor be an ECP. In accordance with this interpretation, a swap guaranty executed by a guarantor that is not an ECP would be illegal and unenforceable. See e.g. 7 U.S.C. § 9(1). Consequently, we provide no opinion as to the enforceability of a guaranty of a swap obligation by any West Virginia Guarantor to the extent such guarantor is not an ECP.

IV.

USE OF THIS OPINION

4.1 This opinion is furnished to you in connection with the filing of the Registration Statement, in accordance with the requirements of Item 601(b)(5)(i) of Regulation S-K promulgated under the Securities Act. We hereby consent to the filing of this opinion with the Commission as Exhibit 5.7 to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Registration Statement. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act. In addition, we assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or we become aware of any facts that might change the opinions set forth herein or cause such opinions to be inaccurate or incomplete. This opinion is an expression of professional judgment and is not a guarantee of a result.

Beckley Treatment Center, LLC

Charleston Treatment Center, LLC

Clarksburg Treatment Center, LLC

Huntington Treatment Center, LLC

Parkersburg Treatment Center, LLC

Wheeling Treatment Center, LLC

Williamson Treatment Center, LLC

May 20, 2016

Very truly yours,

FROST BROWN TODD LLC

By:	/s/ Charles M. Johnson
Charles M. Johnson, Member

GLOSSARY

As used in the Opinion Letter to which this Glossary is attached, except as otherwise defined in such Opinion Letter, the following terms (whether used in the singular or the plural) shall have the meanings indicated:

Actual Knowledge: with respect to the Opinion Giver, the conscious awareness of facts or other information by the Primary Lawyer or Primary Lawyer Group.

Charter Documents: The Articles of Organization and Operating Agreements set forth in Annex A.

Court Orders: court and administrative orders, writs, judgments and decrees that name the West Virginia Guarantors and are specifically directed to them or their property.

West Virginia Guarantors: Beckley Treatment Center, LLC, Charleston Treatment Center, LLC, Clarksburg Treatment Center, LLC, Huntington Treatment Center, LLC, Parkersburg Treatment Center, LLC, Wheeling Treatment Center, LLC, and Williamson Treatment Center, LLC, West Virginia limited liability companies.

Law: the statutes, the judicial and administrative decisions, and the rules and regulations of the governmental agencies of the Opining Jurisdiction, including its Local Law (but subject to any limitations on coverage of Local Law set forth in the Opinion Letter to which this Glossary is attached).

Local Law: the statutes and ordinances, the administrative decisions, and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level), and judicial decisions to the extent that they deal with any of the foregoing.

Opining Jurisdiction: a jurisdiction whose applicable Law is addressed by the Opinion Giver in the Opinion; if there is more than one such jurisdiction (e.g., the United States of America and a particular state), the term refers collectively to all.

Opinion: a legal opinion that is rendered by the Opinion Giver to one or more persons involved in the Transaction other than the West Virginia Guarantors.

Opinion Giver: the lawyer or legal organization rendering the Opinion.

Opinion Letter: the document setting forth the Opinion that is delivered to and accepted by the Opinion Recipient.

Opinion Recipient: the addressee or addressees of the Opinion Letter.

Other Agreements: contracts, other than the Transaction Documents, to which the West Virginia Guarantors are a party or by which they or their property are bound.

Other Counsel: a lawyer or legal organization (other than the Opinion Giver) providing a legal opinion pertaining to particular matters concerning the West Virginia Guarantors, the Transaction Documents or the Transaction (i) directly to the Opinion Recipient, or (ii) to the Opinion Giver in support of the Opinion.

Other Jurisdiction: the jurisdiction whose law a Transaction Document provides will govern that contract, if not the Opining Jurisdiction.

Primary Lawyer:

(a)	the lawyer in the Opinion Giver’s organization who signs the Opinion Letter;

(b)	any lawyer in the Opinion Giver’s organization who has active involvement in negotiating the Transaction, preparing the Transaction Documents or preparing the Opinion Letter; and

(c)	solely as to information relevant to a particular opinion issue or confirmation regarding a particular factual matter (e.g., pending or threatened legal proceedings), any lawyer in the Opinion Giver’s organization who is primarily responsible for providing the response concerning that particular opinion issue or confirmation.

Primary Lawyer Group: all of the Primary Lawyers when there are more than one.

Public Authority Documents: certificates issued by the Secretary of State or any other government official, office or agency concerning a person’s property or status, such as certificates of incorporation.

ANNEX A

TRANSACTION DOCUMENTS

(a)	Indenture, among the Company, the Guarantors and U.S. Bank National Association, as trustee, with respect to the Notes, dated as of February 16, 2016.

(b)	Registration Rights Agreement, by and among the Company, the Guarantors and the Initial Purchasers, dated February 16, 2016.

(c)	Guarantee of the Notes.

PUBLIC AUTHORITY DOCUMENTS

(d)	West Virginia Secretary of State Certificate of Existence for Beckley Treatment Center, LLC, dated April 27, 2016.

(e)	West Virginia Secretary of State Certificate of Existence for Charleston Treatment Center, LLC, dated April 27, 2016.

(f)	West Virginia Secretary of State Certificate of Existence for Clarksburg Treatment Center, LLC, dated April 27, 2016.

(g)	West Virginia Secretary of State Certificate of Existence for Huntington Treatment Center, LLC, dated April 27, 2016.

(h)	West Virginia Secretary of State Certificate of Existence for Parkersburg Treatment Center, LLC, dated April 27, 2016.

(i)	West Virginia Secretary of State Certificate of Existence for Wheeling Treatment Center, LLC, dated April 27, 2016.

(j)	West Virginia Secretary of State Certificate of Existence for Williamson Treatment Center, LLC, dated April 27, 2016.

(k)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Beckley Treatment Center, LLC.

(l)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Charleston Treatment Center, LLC.

(m)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Clarksburg Treatment Center, LLC.

(n)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Huntington Treatment Center, LLC.

(o)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Parkersburg Treatment Center, LLC.

(p)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Wheeling Treatment Center, LLC.

(q)	Certificate of the West Virginia Secretary of State dated February 2, 2016, certifying copy of the Articles of Organization of Williamson Treatment Center, LLC.

OPERATING AGREEMENTS

(r)	Amended and Restated Operating Agreement of Beckley Treatment Center, LLC, dated February 12, 2015.

(s)	Amended and Restated Operating Agreement of Charleston Treatment Center, LLC, dated February 12, 2015.

(t)	Amended and Restated Operating Agreement of Clarksburg Treatment Center, LLC, dated February 12, 2015.

(u)	Amended and Restated Operating Agreement of Huntington Treatment Center, LLC, dated February 12, 2015.

(v)	Amended and Restated Operating Agreement of Parkersburg Treatment Center, LLC, dated February 12, 2015.

(w)	Amended and Restated Operating Agreement of Wheeling Treatment Center, LLC, dated February 12, 2015.

(x)	Amended and Restated Operating Agreement of Williamson Treatment Center, LLC, dated February 12, 2015.